Exhibit 10.1

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

Clinical Batch

Manufacturing Agreement

(the “Agreement”)

ZERTANE ODT

[***]

Between

ETHYPHARM S.A., 194 Bureaux de la Colline, Batîment D, 92213

Saint-Cloud, France (“Ethypharm”),

and

AMPIO PHARMACEUTICALS, INC., 5445 DTC Parkway, Suite 925,

Greenwood Village, Colorado 80111, USA (“Ampio”).

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CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

1.0 BACKGROUND

Ampio has developed the Zertane® ODT product in [***] dosage strengths (the “Product”) and its related IMPD dossier and is in the process of registration of the Product in different countries through the world (the “Territory”);

Ampio has engaged Ethypharm, who has accepted, as its exclusive manufacturer and supplier of the Product in the Territory and for this purpose Ampio and Ethypharm are currently negotiating the terms and conditions of a Manufacturing and Supply Agreement (the “Supply Agreement”);

In this context, AMPIO requests that Ethypharm conducts an industrial validation of the manufacturing process of the Product and manufactures and supplies [***] validation batches of Product [***], and [***] pilot clinical batch of the Product in [***] together based on the relevant related technical activities and validation documentation to be supplied by Ampio to Ethypharm.

These validation batches and their pertaining data will be used by Ampio for filing the Product with Healthcare Agencies in different countries of the Territory and will be manufactured in accordance with relevant GMP (as indicated by Ampio) and specifications set in the IMPD dossier (“Specifications”).

In addition, AMPIO would like to use part of these batches for clinical trials to be conducted in the USA (“Clinical Batches”). For this purpose, Ethypharm will be responsible for testing the clinical batches to assure that they conform to the Specifications and are in good and usable conditions for Clinical Trial according to the term of a Technical Specifications Agreement that will be set up and signed by both Ampio and Ethypharm before manufacturing the batches. This Technical Specifications Agreement will detail the mutually agreed quality standards including Specifications applicable to the manufacture of Clinical Batches in accordance with applicable cGMPs and the role and pharmaceutical responsibilities of each Party’s personnel in relation to quality matters.

This Agreement defines the tasks entrusted to Ethypharm for validation, manufacture and delivery of Clinical Batches of Product and the corresponding agreed financial conditions.

The Supply Agreement shall contain other terms as those provided under this Agreement and the Technical Specifications Agreement, including without limitation representation and warranties, confidentiality, indemnification and termination which shall apply to the Parties with respect to the manufacturing and supply of Clinical Batches.

2.0 SCOPE OF DELIVERY OF THIS AGREEMENT

2.1 ANALYTICAL METHODS VALIDATIONS

The four analytical methods will be validated for both dosages:

•	Method for assay

•	Dissolution method

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CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

•	Degradation Products assay

•	Residual solvents assay [***]

2.2	MANUFACTURING

Manufacturing will be performed following the process described in the Zertane IMPD dossier prepared by Ampio for UK and in compliance with GMP requirements. All batch sizes are defined in the table below.

Ethypharm will perform the following activities:

•	Sourcing of Active Pharmaceutical Ingredient & excipients

•	Analysis of Active Pharmaceutical Ingredient & all excipients according to USP.

•	Manufacturing of one technical trial batch for each dosage [***]

•	Manufacturing of [***] validation batches of the [***] Product; one of these [***] batches will also be a pilot clinical batch that will be used for phase III clinical trial in the USA

•	Manufacture of [***] pilot clinical batch of the [***] Product that will be used for clinical trial in the USA (batch size to be confirmed)

•	Manufacture of [***] Placebo batch (Batch size indicated in the table below)

•	Product final analysis testing in compliance with the Technical Specifications Agreement

•	Packaging of the [***] validation batches of each dosage and Placebo batch into Alu/Alu blister [***], 6 tablets per card (3 x 2).

•

Release/T0 testing of all batches produced (Appearance, ID, Dissolution, Assay, Content Uniformity, Impurities, Residual Solvents, Moisture, Hardness, Friability and Disintegration. Microbial Limits for info only) that complies with the Technical Specifications Agreement

The characteristics of each batch is summarized in the following table (will be applied to each dosage; only one placebo for both dosages)

	Batch A	Batch B	Batch C	Batch D	Batch E

Dose	[***]	[***]	[***]	[***]	Placebo

Size	[***] tabs	[***] tabs	[***] tabs	[***] (TBC)	[***] (TBC)

Marked /unmarked	unmarked	marked	marked	unmarked	unmarked

Used for industrial validation	Yes	Yes	Yes	No	No

Used for clinical study	Yes	No	No	Yes	Yes

Number of tablets packaged for stability studies	[***] tab (TBC)	[***] (TBC)	[***] (TBC)	TBD	TBD

Number of tablets packaged for clinical Phase III	[***] tab	0	0	[***] tab	[***] tab

Destination of the rest of the batch	TBD – will not be marketed (non marked)	Packaged for future marketing	Packaged for future marketing

TBC: to be confirmed			TBD: to be determined

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CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

2.3	STABILITY TESTING

ICH Stability program will be conducted for Zone II and Zone IV (IVa or IVb to be confirmed) on batches produced.

•	Ambient, Intermediate and accelerated conditions

•	1 configuration, i.e. blister Alu/Alu

•	Time points: T1, T2 (accelerated), T3 (accelerated), T3, T6, T9,T12, T18, T24, T36 months

•	Release/T0 testing of placebo clinical batch(es) and stability program to support duration of use in a Phase 3 study

2.4 DOCUMENTATION

Ethypharm will provide the following documentation:

•	Certificates of analysis for Active Pharmaceutical Ingredient, excipients and batches tested

•	Analytical validation protocols

•	Analytical validation reports

•	Batch records for Active Product and Placebo batches

•	Process validation protocol

•	Process validation report

•	Stability study protocols

•	Stability data/analytical reports within 2 weeks of report sign-off

•	Stability study reports

All documents related to the validation will be provided to AMPIO upon completion of manufacturing.

3.0 MANUFACTURING FEES

3.1 Fees

In consideration for the manufacturing services rendered, AMPIO shall pay to ETHYPHARM the following amount: One Million one hundred eighty four thousand six hundred sixty seven United States dollars $1,184,667)

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CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

Tablet Manufacturing - [***]	[***]
Tablet Manufacturing – [***]	[***]
Blister Packaging	[***]
Tablet Manufacturing - [***]	[***]
Stability studies – Zone II & IV	[***]
Validations (+ references)	[***]
Tooling (3 sets of punches)	[***]
Total	$1,184,667

Payment terms:

[***] upon the Effective date

[***] upon commencement of manufacturing of validation batches

[***] upon delivery of validation batches and Batch Records

These fees are payable within thirty days date of invoice.

This fee does not include:

•	Product handling and shipping to AMPIO or designated CRO

•	Any additional development work

•	Price for specific dedicated tooling and apparatus should any be required

•	Any other specific requests from AMPIO not covered under this Agreement

4.0 TIMELINES

It is estimated that it will take 12 weeks to complete the manufacturing and deliver the product to AMPIO.

Analytical validation will take place from [***]

Manufacturing will take place in [***]

Final validation report will be available by December 21st 2012

5.0 CHANGES TO SCOPE

Any requests for changes to this Agreement must be in writing and must set forth specifically the requested changes. As soon as possible, ETHYPHARM shall advise of the schedule and cost implications of the requested changes and any other necessary details to allow both parties to decide whether to proceed with the requested changes. The parties shall agree in writing prior to ETHYPHARM initiating work. As used herein, “changes” are defined as work activities or work products not originally planned for or specifically defined in this Agreement (i.e., additional batches, placebo samples, additional packaging, additional stability studies or sampling points…)—any change in the respective

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CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

responsibilities of the team set forth in this Agreement, including any reallocation of project staffing. Any rework of completed activities or accepted deliverables (i.e. re-formulation, formulation optimization…)

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CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

IN WITNESS WHEREOF, the parties have entered into this Agreement as of the latest date noted hereunder, (the “Effective date”).

ETHYPHARM S.A.		AMPIO PHARMACEUTICALS INC.

Signature:	/s/ Hugues Lecat	Signature:	/s/ Michael Macaluso

Name:	Hugues Lecat	Name:	Michael Macaluso

Title:	Chairman & CEO Management Board	Title:	Chief Executive Officer

Date:	30/08/2012	Date:	Sep 10, 2012

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